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                           STAG VARIABLE LIFE ARTISAN
                              SEPARATE ACCOUNT VL I
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-07465



  SUPPLEMENT DATED FEBRUARY 21, 2003 TO THE PROSPECTUS DATED DECEMBER 30, 2002



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              SUPPLEMENT DATED FEBRUARY 21, 2003 TO YOUR PROSPECTUS


ALLOCATION OF CHARGES OPTION - You may provide us with written instructions to re-direct the deduction of your Policy's Monthly Deduction Amount charges that are assessed on a monthly basis to specified Sub-Account(s) and/or the Fixed Account. If you do not provide us with written instructions, or if the assets in any of the specified Sub-Accounts or the Fixed Account are insufficient to pay the charge as requested, the Monthly Deduction Amount will then be deducted on a pro rata basis from each available Sub-Account and/or the Fixed Account.



  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4267